UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 12, 2010

Jingwei International Limited
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-122557	20-1970137
(Commission File Number)	(IRS Employer Identification No.)

Room 701-702, Building 14, Keji C. Rd., 2nd, Software Park
 Nanshan District,
Shenzhen, PRC 518057

(Address of principal executive offices and zip code)

+86 1085251198

 (Registrant’s telephone number including area code)

 (Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Attached as Exhibit 99.1 is a slideshow presentation, which includes information about the Registrant's business, financial information and earnings guidance for 2010, which the Registrant has made available.  In addition, on July 12, 2010, the Registrant issued a press release reporting preliminary financial information about the Registrant for the first half and full year 2010.  The press release is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

No.	Description
99.1	Slideshow Presentation, dated July 2010
99.2	Press Release, dated July 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JINGWEI INTERNATIONAL LIMITED

By:	/s/ Rick Luk
Name: Rick Luk
Title: Chief Executive Officer

Dated: July 13, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slideshow Presentation, dated July 2010
99.2	Press Release, dated July 12, 2010